EXHIBIT 99.1

Austin Dallas BlueLinx Investor Book Summer 2007 Austin Dallas

Safe Harbor Statement Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2006, and in its periodic reports filed with the SEC. In addition, the statements in this presentation are made as of August 22, 2007. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to August 22, 2007. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

BlueLinx Investor Book BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q2 Update Looking Forward

BlueLinx Overview: Investment Considerations COMPANY & INDUSTRY Largest independent building products distributor in highly fragmented industry ripe for consolidation Unique, centralized distribution platform, national sales force and high-service, solutions-based value proposition Diversified products, customers & end use segments Positioned at the center of the supply chain to create maximum value for both manufacturers and customers Solid long-term industry fundamentals STRATEGY & STOCK CHARACTERISTICS Demonstrated progress in executing specialty products growth strategy and effectively managing structural products business $0.50 per share annual dividend Strong asset quality and overall borrowing base

BlueLinx Overview: Operations Largest Building Products Distributor in U.S. 2006 Revenue: $4.9 Billion ~11,500 customers and 750+ suppliers Product portfolio 10,000+ SKUs 70+ warehouses; 80+ reloads Owned fleet of 800 trucks and 1,200 trailers 3,300 employees, including 900+ sales NYSE: BXC Analysts Covering: 9 Market Cap: $324 Shares Outstanding: 30.8 (diluted) Dividend/Yield: $.50/4.8% P/E (ttm) 209.8 *Based on 6/29/07 close of $10.49 « Sales Center Warehouse LSV (acquired 2005) BlueLinx Hardwoods (formerly Austin Hardwoods, acquired 2006) « «

BlueLinx Overview: Positioned at the Center of Value Creation Building Products Manufacturers BlueLinx Home Improvement Centers Dealers Repair and Remodeling Residential and Non- Residential Construction Industrial & Manufactured Housing Value to Manufacturers Reliable channels to market Consistent production runs Limits inventory investment Allows limited number of customers Limits credit risk and receivable investment Ability to create markets for early life cycle products Value to Customers Reliable source of many materials Break bulk quantities Near 100% fill rates Limits vendors and inventory investment Just in time deliveries Safety stock One-Step Two-Step

BlueLinx Overview:
Diversified Product, Customer & End Use Segments



Product Categories
Engineered lumber
Specialty lumber
Vinyl siding
Hardwood plywood
Particleboard
Moulding
Metal products
Specialty 44% of 2006 Sales
Insulation
Hardboard
Decking
Millwork
Doors
Sanded plywood
Softboard
Structural siding
Plywood
OSB
Lumber
Rebar/Remesh
Structural 56% of 2006 Sales
~ 10,000 Products
Customer Categories
Home Center
Manufactured Housing
Industrial
Dealer
~ 11,500 Customers
End Use Segments
Non Res Constr 5%
Manuf. Housing 8%
Repair & Remodeling 15%
Containers & Pallets
Boat Building & Repair
Misc. Manufacturing
Outdoor structures
Industrial Applications 22%
Furniture
Cabinets
Fixtures
Millwork
New Home Construction 50%
5 End Use Segments

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BlueLinx Overview:

Diversified Product, Vendor Relationships

Diverse & Growing Supply Base: 750+ Vendor Partners

- HITACHI
- Owens Corning® INNOVATIONS FOR LIVING™
- CCA Global Partners
- PACIFIC WOODTECH CORPORATION
- Arauco – Aserraderos Arauco S.A
- VARIFORM – VINYL SIDING & ACCESSORIES – The Confident Choice
- GAF – GAF MATERIALS CORPORATION
- LP BUILDING PRODUCTS
- ACME PACKAGING CORPORATION
- ATLAS ROOFING CORPORATION
- TOLKO INDUSTRIES LTD.
- Styrofoam Brand Insulation
- Georgia-Pacific
- NUCOR
- ROSEBURG FOREST PRODUCTS

World Class, Loyal Customers: 11,500+ Customer Partners

Customer Type	Customers
National Home Centers	Lowe's Home Improvement Warehouse; The Home Depot
National Dealers	Builders FirstSource; 84 Lumber – Build on what we know.
Regional Dealers	WB; Ply Mart
Industrials/ Manufactured Housing	Omega Cabinetry; Forest River

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BlueLinx Overview:
Evolution of BlueLinx Growth Strategy

1954 – 1976	1977 – 1993	1994 – 2000	2001 – 2003	2004 – Future
Outlet for GP Plywood	Diversified building products distributor	Centralized, nationwide distribution transition	Improve Gross Margin	Unlock Value
Georgia-Pacific through May 7, 2004				BlueLinx
▪ Decentralized structure ▪ 13 warehouses	▪ Decentralized structure ▪ 134 warehouses	▪ System rationalized & centralized ▪ 63 warehouses ▪ Integrated IT systems ▪ >$400mm one-time investment by GP in systems and infrastructure	▪ Rationalized customer base ▪ Increased gross margin by 225 basis points	▪ Independent Specialty Building Products Distributor – Centralized platform supports specialty products growth ▪ Logistics Services – Integrated, global sourcing, flexible transportation options ▪ Business Solutions – Enable customers to drive efficiency and grow demand; work together to reduce supply chain costs

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BlueLinx Overview: Unlocking Value As An Independent Specialty Products Distributor Commodities-focused, distribution arm of manufacturer Customer-focused, solutions- driven, value-added distribution partner 55%+ structural products FROM: TO: 60%+ specialty products Structural products-driven earnings volatility Specialty products-driven stable earnings growth Developing integrated management systems Leveraging management systems to create value Volume orientation Profit orientation Managing through complex internal transformations Managing to create maximum value in the supply chain

BlueLinx Overview:
Unlocking Value With Services That Extend Beyond Distribution

FROM:

Delivering Commodity Building Products From Point A to Point B

TO:

A solutions-based approach that extends beyond distribution

Building Products

Provide specialty products with national branded partners, portfolio brands for core categories

Logistics Services

Integrated supply chain, one-stop shop capabilities, flexible transportation options, global sourcing & logistics, vendor managed inventory

Business Solutions

Enable customers to drive efficiency & grow demand through product technology applications, MyBluelinx.com Portal, Builder Connection



SteelLinx™ is a comprehensive line of metal products, fasteners and
SteelLinx




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BlueLinx Overview: Key Business Differentiators Enabling Value Creation Business Management Inside Sales Product Procurement Outside Sales Information Systems Centralized Centralized, but organized by market and product Centralized by product In market, reporting to business management Real-time, decision based Decentralized at the branch level Decentralized at the branch level Decentralized at the branch level In market, report to branch Transaction-oriented, branch-focused

BlueLinx Overview: Strategic Objectives Structural $2.8 billion 56% of total sales Specialty $2.2 billion 44% of total sales Specialty 60% + of total sales 2006 Future Structural below 40% without shrinking business Strategic Imperative No. 1: Profitably grow specialty revenues to 60% of total sales Higher Margin Less price sensitivity Well suited to BlueLinx centralized distribution platform, national sales force, and high-service, solutions- oriented value proposition Strategic Imperative No. 2: Profitably manage structural margin dollars while reducing exposure to volatility Strategic Imperative No. 3: Outgrow the market over the long term

BlueLinx Overview: Experienced Leadership Team Management Team Leadership Background Stephen Macadam CEO George Judd COO Lynn Wentworth CFO Steve Skinner SVP Duane Goodwin SVP Dave Dalton SVP Mike Meadows VP 6 Regional VPs RVP CEO Consolidated Container; EVP Georgia-Pacific; McKinsey & Co. VP Eastern operations, Georgia-Pacific; inside and outside sales manager, national accounts manager VP & CFO, BellSouth Communications Group CEO Peppers & Rogers Group, McKinsey & Co. Home Depot, Wal-Mart, procurement and sourcing Regional VP BlueLinx; division sales, management, Georgia-Pacific Georgia-Pacific / BlueLinx, regional vice president, Average 20+ years of industry experience Strategy Operations Finance Industrials & Manufactured Housing Supply Chain Western Region National Accounts Regional Operations/Sales

BlueLinx Investor Book June 2007 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q2 Update Looking Forward

1991-2000 Avg 0.028 2001-2006 Avg -0.016 2007E-2016E Avg 0.025 Growing & Attractive Industry: Despite Housing Slowdown, Long-Term Industry Fundamentals Remain Positive 1991-2000 Avg 1.4 2001-2006 Avg 1.8 2007E-2016E Avg 1.8 Annual Housing Starts (mm) Annual Unit Volume Growth In Other End-Use Markets 50% of Our End-Market 50% of Our End-Market Industrial Repair & Remodeling Mobile homes Non-residential Source: Research Information Systems Inc. (RISI) June 2007

Attractive Industry: Market Growth of Two-Step Distribution 2001 2002 2003 2004 2005 2006 Total Market Revenue 33.8 35.4 38.4 46.1 48.2 47.1 Source: Home Channel News, July 2007

BXC 10.4 WY 8.7 Boise Cascade 6.3 UFPI 4.5 Huttig 2.3 Other 67.8 Many Small and Medium Sized Players <$250m 100 $250m - $500m 18 $500m - $1bn 5 $1bn-$2.5bn 8 >$2.5bn 3 Number of Competitors By Revenue* Growing & Attractive Industry: Largest in a Highly Fragmented Industry, Ripe for Consolidation Highly Fragmented Industry Consists of several hundred small, local distributors Other 67.8% 2006 Market Share Source: Home Channel News, July 2007 * Based on 2006 revenues BlueLinx 10.4% Weyerhaeuser 8.7% Boise Cascade 6.3% Universal FP 4.5% Huttig 2.3%

BlueLinx Investor Book BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q2 Update Looking Forward

Focused Growth Strategy: 3 Objectives #1 - Grow Specialty Products to 60+% of Total Sales Partner with manufacturers to introduce new products Grow share in under-represented market segments (e.g. Industrials) Further penetrate geographic markets Pursue supplemental acquisitions #2 - Profitably manage structural margin dollars while reducing exposure to volatility #3 - Outgrow the market over the long term

Focused Growth Strategy:

#1 – Specialty Products – Recent Product Launches


CCA Global
DIRECT
BlueLinx


Tanza
TRIM & MOULDINGS
columbia
FOREST PRODUCTS

Brand	Product
CCA Global Products	Prefinished Hardwood Flooring
Owens Corning	Roofing
Weatherbest	Composite Decking
LP Smartside	OSB Siding
Tanza (private label)	PVC Trim
SteelLinx (private label)	Fasteners, Adhesives
Hitachi	Tools, Fasteners
Columbia	Hardwood Plywood
CertainTeed	Fiberglass Insulation
Johns Manville	Fiberglass Insulation


HITACHI
CertainTeed
LP SmartSide


Owens Corning
INNOVATIONS FOR LIVING
JM
Johns Manville
SteelLinx
Weather Best

Focused Growth Strategy: #1 - Specialty Products - Market Penetration & Acquisitions Grow Share in Under-Represented Market Segments (e.g. Industrials) Dedicated initiative to grow presence in industrials market (building products used to manufacture items like cabinets, furniture, fixtures, containers, concrete forms, pallets, millwork.) Industrials represent approximately 22% of end-use markets and BXC has estimated 3% market share Industrials are well suited to the BlueLinx value proposition and specialty products focus Further Penetrate Geographic Markets Expanding specialty products into new geographic markets Putting people and products in place to capitalize on opportunities in western markets Pursue Acquisitions Acquired specialty hardwood distributors Austin Hardwoods in Texas and California-based Lane Stanton Vance Actively looking

Focused Growth Strategy: #2 - Structural Products - Effective Inventory Management Focus on improved profitability and reduced risk Tightly manage inventories Increase utilization of consignment and program inventories Expand imports from Europe and other areas offering lowest-cost sourcing Drive OSB business through direct channel Focus on structural products with "specialty product" characteristics Long-length lumber Specialty plywood MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber

Focused Growth Strategy: #3 - Long-Term Share Growth - Total Volume Growth vs. Market Specialty unit volume will drive share growth over time Long-term objective is to grow specialty unit volume relative to the estimated overall end-use market Maintaining structural product profitability takes priority over share gain in times of structural price declines Prices for key grades of wood-based structural products fell 27% in 2006, while BlueLinx structural product gross margin improved 10 bp to 7%

BlueLinx Investor Book BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q2 Update Looking Forward

2007 Q2 Update (Vs. Year Ago): Executing Our Plan In A Cyclical Housing Start Correction 2nd Quarter Highlights 2nd Quarter Highlights Housing Starts Declined 21.8% from the same period last year Declined 21.8% from the same period last year Prices Average prices of key grades of wood-based structural products down 8% from a year ago and up 10% vs. 1Q '07 Average prices of key grades of wood-based structural products down 8% from a year ago and up 10% vs. 1Q '07 Revenue Down 21.5% to $1.1 billion Specialty down 17%, 46% of Total Revenue, 56% of GM Structural down 25.1% Down 21.5% to $1.1 billion Specialty down 17%, 46% of Total Revenue, 56% of GM Structural down 25.1% Unit Volume Total down 16.3% Specialty down 15.3% Structural down 17.1% End-use markets down 12.8% Total down 16.3% Specialty down 15.3% Structural down 17.1% End-use markets down 12.8% Gross Margin Total 11.0% vs. 9.9% in 2Q '06 Specialty 14.0% Structural 9.3% Total 11.0% vs. 9.9% in 2Q '06 Specialty 14.0% Structural 9.3% Net Income $5.4 million / $0.18 per share vs. $9.6 million / $0.31 per share $5.4 million / $0.18 per share vs. $9.6 million / $0.31 per share

2007 Q2 Update: Focus On Expanding Specialty Product Business Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Structural 0.042 0.066 9.0000000013148E-03 0.002 -0.008 -0.113 -0.17 -0.183 Specialty 0.017 0.005 0.058 0.127 0.149 0.096000000013148 -0.039 -0.154 End-Use Markets 0.039 0.032 0.039 0.067 0.026 -0.018 -0.087 -0.16 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Structural 0.042 0.066 9.0000000013148E-03 0.002 -0.008 -0.113 -0.17 -0.183 -0.226 -0.171 Specialty 0.017 0.005 0.058 0.127 0.149 0.096000000013148 -0.039 -0.154 -0.209 -0.153 End-Use Markets 0.039 0.032 0.039 0.067 0.026 -0.018 -0.087 -0.16 -0.181 -0.128 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Structural 0.07 0.053 0.073 0.083 0.068 0.07 0.07 0.07 0.087 0.093 Specialty 0.126 0.129 0.133 0.143 0.139 0.144 0.14 0.138 0.139 0.14 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 % of Total Revenue 0.37 0.36 0.39 0.41 0.42 0.43 0.45 0.48 0.47 0.46 % of GM 0.53 0.61 0.54 0.55 0.62 0.64 0.62 0.64 0.59 0.56

BlueLinx Investor Book BlueLinx Overview Industry Dynamics Focused Growth Strategy 2007 Q2 Update Looking Forward

Looking Forward: Go-Forward Initiatives Expand relationships with existing and new specialty product vendors who recognize the BlueLinx value proposition Continue and improve disciplined inventory management to help mitigate price volatility impact on structural products Target growing accounts that serve attractive high-growth markets Increase volume in under represented segments, e.g., industrials Tightly manage costs, but continue to invest in the people, processes and inventory necessary to support specialty business growth Be a patient, disciplined acquirer

Appendix TOPIC PAGE Revenues by Quarter 31 Unit Volume Growth by Quarter 32 Market Growth by Quarter 33 Gross Margin by Quarter 34 Profit and Loss Statement by Quarter 35 Inventory by Quarter 36 Gross Margin % Analysis 37 Capital Structure Position 38

BlueLinx Holdings Inc. Revenues by Quarter Revenues by Quarter Revenues by Quarter

BlueLinx Holdings Inc. Unit Volume Growth By Quarter Unit Volume Growth By Quarter Unit Volume Growth By Quarter

BlueLinx Holdings Inc. Market Growth By Quarter Source: Data from Resource Information Systems, Inc., or RISI, updated as of December 2006, weighted using management's estimates. Source: Data from Resource Information Systems, Inc., or RISI, updated as of December 2006, weighted using management's estimates.

BlueLinx Holdings Inc. Gross Margin by Quarter Gross Margin by Quarter Gross Margin by Quarter

BlueLinx Holdings Inc. Profit and Loss Statement by Quarter Profit and Loss Statement by Quarter Profit and Loss Statement by Quarter

BlueLinx Holdings Inc. Inventory by Quarter Inventory by Quarter Inventory by Quarter

BlueLinx Holdings Inc. Gross Margin % Analysis Gross Margin % Analysis Gross Margin % Analysis

BlueLinx Holdings Inc.

Capital Structure Position

Debt to Total Capital Ratio of 77% is manageable

Low borrowing cost / Asset-based / Liquidity balanced

Key Metrics

Debt as % of total capital	as of 6/30/07	**77%**
Revolver excess availability	as of 6/30/07	**$309 mln**
Average interest rate	YTD 6/30/07	**7.7%**
Interest expense - % of sales	YTD 6/30/07	**1.1%**

BXC Leverage – Current State

- All low-cost asset-based borrowing
- Creates low WACC
- Liquidity balanced to working capital needs

BXC Priorities for Free Cash Flow

- Maintain consistent dividend
- Invest in high-return growth
- Pay down debt

2006 Accomplishments

- Reduced projected annual interest rate expense by approximately $1.6 million, or $0.05 per share, after tax, and protected against possible increases in market interest rates by:
  - Refinancing floating-rate mortgage at 6.4% fixed rate
  - Paying down $125 million of outstanding line of credit
  - Entering into $150 million, 5-year interest rate swap to convert floating rate LIBOR interest rates on a portion of current credit line to fixed rate of 5.4%
- Negotiated amendment on revolver that reduced interest rate spreads over LIBOR by 50bp

BlueLinx

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